                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 11, 2001
                                        ----------------




                         CAPITAL ONE AUTO FINANCE TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

          Virginia                             0-25762                    54-1719855
 -----------------------------             ----------------             ----------------
(State or other jurisdiction of              (Commission                 (IRS Employer
       incorporation)                        File Number)              Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                          23060
--------------------------------------------------                     --------------
  (Address of principal executive offices)                               (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2001-A
                       Class A-1 3.75 % Asset Backed Notes
                       Class A-2 4.14 % Asset Backed Notes
                       Class A-3 4.83 % Asset Backed Notes
                       Class A-4 5.40 % Asset Backed Notes
                        Class B 7.92 % Asset Backed Notes
                       Preliminary Servicer's Certificate



------------------------------------------         --------------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:         7/26/01
                                                                                                                        ORIGINAL
MONTHLY PERIOD ENDING:            8/31/01          PURCHASES             UNITS   CUT-OFF DATE       CLOSING DATE      POOL BALANCE
                                                   --------------------------------------------------------------------------------
PREV. DISTRIBUTION/CLOSE DATE:                     INITIAL PURCHASE     52,772                           7/26/01     $815,094,313

DISTRIBUTION DATE:                9/17/01          SUB. PURCHASE #1      6,974                           8/24/01      113,867,436

DAYS OF INTEREST FOR PERIOD:                       SUB. PURCHASE #2                                                             0
                                       53
DAYS IN COLLECTION PERIOD:
                                       37

MONTHS SEASONED:                                                      -------------------------------------------------------------
                                        1          TOTAL                59,746                                       $928,961,749
------------------------------------------         --------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
I.      MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

    {1} Beginning of period Aggregate Principal Balance                  {1}                                       $815,094,312.52
                                                                                                    -------------------------------

    {2} Purchase of Subsequent Receivables                               {2}                                        113,867,436.11
                                                                                                    -------------------------------

        Monthly Principal Amounts

          {3}    Regular Principal Received                              {3}      10,620,999.04
                                                                            --------------------
          {4}    Prepaid Principal Received                              {4}       5,328,293.45
                                                                            --------------------
          {5}    Defaulted Receivables Deposit Amount                    {5}          19,610.19
                                                                            --------------------
          {6}    Principal Portion of Repurchased Receivables            {6}         981,508.74
                                                                            --------------------
          {7}    Cram Down Losses and Other Non-Cash Adjustments         {7}              35.61
                                                                            --------------------

          {8}    Total Monthly Principal Amounts                         {8}                                         16,950,447.03
                                                                                                    -------------------------------

    {9} End of period Aggregate Receivable Balance                       {9}                                       $912,011,301.60
                                                                                                    ===============================
   {10} Pool Factor   ( {9} / Original Pool Balance)                    {10}                                                0.9818


-----------------------------------------------------------------------------------------------------------------------------------
II.     MONTHLY PERIOD NOTE BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

                                          -----------------------------------------------------------------------------------------
                                              CLASS A-1      CLASS A-2      CLASS A-3     CLASS A-4      CLASS B       TOTAL
                                              ---------      ---------      ---------     ---------      -------       -----
   {11} Original Note Balance        {11} $126,500,000   $234,500,000   $241,500,000   $247,500,000  $60,382,514    $910,382,514
                                          -----------------------------------------------------------------------------------------

   {12} Beginning of period Note
           Balance                   {12}    126,500,000    234,500,000    241,500,000    247,500,000     60,382,514  $910,382,514
                                          -----------------------------------------------------------------------------------------

   {13} Noteholders' Principal
           Distributable Amount      {13}     15,509,659              0              0              0      1,101,779    16,611,438

   {14} Noteholders' Accelerated
           Principal Amount          {14}              0              0              0              0      7,586,289     7,586,289

   {15} Optional Note Redemption
           Principal Amount          {15}              0              0              0              0              0             0
                                          -----------------------------------------------------------------------------------------

   {16} End of period Note Balance   {16}    110,990,341    234,500,000    241,500,000    247,500,000     51,694,446  $886,184,787
                                          =========================================================================================

   {17} Note Pool Factors
           ( {16} / {11} )           {17}         0.8774         1.0000         1.0000         1.0000         0.8561        0.9734
                                          =========================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
III     RECONCILIATION OF PRE-FUNDING ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------

   {18} Beginning of period Pre-Funding Account balance                 {18}                                       $111,590,087.39
                                                                                                    -------------------------------
   {19}     Purchase of Subsequent Receivables                          {19}     111,590,087.39
                                                                            --------------------
   {20}     Investment Earnings                                         {20}         134,710.02
                                                                            --------------------
   {21}     Investment Earnings Transfer to Collections Account         {21}       (134,710.02)
                                                                            --------------------
   {22}     Payment of Mandatory Prepayment Amount                      {22}               0.00
                                                                            --------------------
   {23} End of period Pre-Funding Account balance                       {23}                                                 $0.00
                                                                                                    -------------------------------


10/16/012:35 PM                                                                                  2001A Values-September 2001-A1.xls

----------------------------------------------------------------------------------------------------------------------------------
IV.        RECONCILIATION OF COLLECTION ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS:
            {24}    Scheduled and Prepayment Principal Cash Received       {24}      15,949,292.49
                                                                               --------------------
            {25}    Liquidation Proceeds Collected during period           {25}          12,439.60
                                                                               --------------------
            {26}    Receivables Repurchase Amounts                         {26}         981,508.74
                                                                               --------------------
            {27}    Interest and Fees Collected on Receivables             {27}      15,611,308.30
                                                                               --------------------
            {28}    Recoveries on Previously Defaulted Receivables         {28}               0.00
                                                                               --------------------
            {29}    Advances from the Reserve Fund                         {29}               0.00
                                                                               --------------------
                    Investment Earnings on Trust Accounts
            {30}        Collection Account                                 {30}          43,133.84
                                                                               --------------------
            {31}        Transfer from Reserve Fund                         {31}          18,292.75
                                                                               --------------------
            {32}        Transfer from Pre-Funding Account                  {32}         134,710.02
                                                                               --------------------
            {33}    Optional Note Redemption Prepayment Amount             {33}               0.00
                                                                               --------------------
            {34}    Total Available Funds                                  {34}                      32,750,685.74
                                                                                                     -------------

DISTRIBUTIONS:
            {35}    Trustees' Fees                                         {35}               0.00
                                                                               --------------------
            {36}    Servicing Fees                                         {36}       2,255,900.23
                                                                               --------------------

                    Class A Noteholders' Note Interest
                    -------------------------------------------------------------------------------
                               BEGINNING    INTEREST                                    CALCULATED
                     CLASS   NOTE BALANCE     RATE        DAYS     DAYS BASIS            INTEREST
                    -------------------------------------------------------------------------------

            {37}      A-1    $126,500,000   3.75000%       53    Actual days/360         $698,385    {37}         698,385.42
                                                                                                         -------------------
            {38}      A-2    $234,500,000   4.14000%       51          30/360           1,375,343    {38}       1,375,342.50
                                                                                                         -------------------
            {39}      A-3    $241,500,000   4.83000%       51          30/360           1,652,464    {39}       1,652,463.75
                                                                                                         -------------------
            {40}      A-4    $247,500,000   5.40000%       51          30/360           1,893,375    {40}       1,893,375.00
                                                                                                         -------------------
                    -------------------------------------------------------------------------------

            {41}    Note Insurer Premiums                                                            {41}               0.00
                                                                                                         -------------------
            {42}    Reimbursement Obligations due Note Insurer                                       {42}               0.00
                                                                                                         -------------------

                    Class B Noteholders' Primary Note Interest
                    -------------------------------------------------------------------------------
                                BEGINNING   INTEREST                                    CALCULATED
                     CLASS    NOTE BALANCE    RATE        DAYS     DAYS BASIS            INTEREST
                    -------------------------------------------------------------------------------
            {43}     Class B  $60,382,514    7.92000%      51        30/360               677,492    {43}         677,491.80
                    -------------------------------------------------------------------------------      -------------------

            {44}    Class A Noteholders' Principal Payment Amount                                    {44}      15,509,659.03
                                                                                                         -------------------
            {45}    Accrued and Unpaid Premium and Reimbursement Obligations, due Note Insurer       {45}               0.00
                                                                                                         -------------------
            {46}    Deposit to Reserve Account, to Required Level                                    {46}               0.00
                                                                                                         -------------------
            {47}    Class A Noteholder's Accelerated Principal Amount (if in an event of default under the indenture or, under certain circumstances, an insurance agreement
                    event of default)                                                                {47}               0.00
                                                                                                         -------------------
            {48}    Class B Noteholders' Principal Payment Amount                                    {48}       1,101,779.06
                                                                                                         -------------------
            {49}    Class B Noteholder's Accelerated Principal Amount                                {49}       7,586,288.95
                                                                                                         -------------------
            {50}    Optional Note Redemption Amount                                                  {50}               0.00
                                                                                                         -------------------
            {51}    Other Amounts Due to the Trustees                                                {51}               0.00
                                                                                                         -------------------
            {52}    Servicer Transition Expenses                                                     {52}               0.00
                                                                                                         -------------------
            {53}    Indenture Trustee Title Expenses                                                 {53}               0.00
                                                                                                         -------------------
            {54}    Class B Excess Interest                                                          {54}               0.00
                                                                                                         -------------------
            {55}    Distribution to the equity certificate holder                                    {55}               0.00
                                                                                                         -------------------
    {56} Total Distributions                                                                         {56}             32,750,685.74
                                                                                                                      =============

----------------------------------------------------------------------------------------------------------------------------------
V.         RECONCILIATION OF RESERVE ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------

    {57}   BEGINNING OF PERIOD RESERVE ACCOUNT BALANCE                                               {57}             $8,771,845.88
                                                                                                                      -------------

           DEPOSITS TO RESERVE ACCOUNT

            {58}    Investment Earnings                                                              {58}          18,292.75
                                                                                                         -------------------
            {59}    Deposits Related to Subsequent Receivables Purchases                             {59}       1,115,900.87
                                                                                                         -------------------
            {60}      Total Additions                                                                {60}             $1,134,193.62
                                                                                                                      -------------

           PRIORITY WITHDRAWALS FROM RESERVE ACCOUNT

            {61}    Transfer of Investment Earnings to Collection Account                            {61}        (18,292.75)
                                                                                                         -------------------
            {62}    Advances to Collection Account - Priority (1) through (7)                        {62}                 -
                                                                                                         -------------------
            {63}      Total Priority Withdrawals                                                     {63}               ($18,292.75)
                                                                                                                -------------------
    {64}   RESERVE ACCOUNT SUBTOTAL                                                                  {64}             $9,887,746.75
                                                                                                                -------------------
            {65}    Reserve Account Requirement                                                      {65}       9,103,825.14
                                                                                                         -------------------
            {66}    Reserve Account Shortfall / Excess                                               {66}         783,921.62
                                                                                                         -------------------
    {67}   DEPOSIT TO RESERVE FUND, TO REQUIRED LEVEL                                                {67}                     $0.00
                                                                                                                -------------------
    {68}   RESERVE ACCOUNT PRIMARY BALANCE                                                           {68}             $9,887,746.75
                                                                                                                -------------------

           SUBORDINATE WITHDRAWALS FROM RESERVE ACCOUNT

            {69}    Advances to Collection Account - Priority (10), (16) and (17)
                    (limited to excess amounts on deposit)                                           {69}               -
                                                                                                         -------------------
            {70}    Advances to Collection Account - Priority (12) through (15)                      {70}               -
                                                                                                         -------------------

            {71}    Return of Excess to Equity Certificate Holder                                    {71}               -
                                                                                                         -------------------
            {72}      Total Subordinate Withdrawals                                                  {72}                        -
                                                                                                                -------------------


    {73}   END OF PERIOD RESERVE ACCOUNT BALANCE                                                     {73}              9,887,746.75
                                                                                                                ===================

------------------------------------------------------------------------------------------------------------------------------------
VI.      CALCULATION OF RESERVE ACCOUNT REQUIREMENT
------------------------------------------------------------------------------------------------------------------------------------

         IF PRIOR TO ACCELERATED RESERVE FUND EVENT:

                Lesser of:
          {74}     (1)Ending Aggregate Note Balance                                    {74}                         886,184,786.62
                -or--
          {75}     (2)1.0% of 98% of Original Receivable Balance                       {75}                           9,103,825.14
                                                                                                                --------------------
          {76}        REQUIREMENT                                                      {76}                            9,103,825.14
                                                                                                                --------------------

         IF ACCELERATED RESERVE FUND EVENT:

                Lesser of:
          {77}     (1)Ending Aggregate Note Balance                                    {77}                         886,184,786.62
                -or--
                   (2)Greater of:

          {78}        (a) 3.0% of 98% of Original Receivable Balance                   {78}      27,311,475.41
                                                                                             -----------------
          {79}              -or--                                                      {79}                          53,626,264.53
                                                                                                                --------------------

          {80}        (b) 6.0% of 98% of Current Receivable Balance                    {80}      53,626,264.53
                                                                                             -----------------

                                                                                                                --------------------
          {81}        REQUIREMENT                                                      {81}                           53,626,264.53
                                                                                                                --------------------

------------------------------------------------------------------------------------------------------------------------------------
VII.     CALCULATION OF PRINCIPAL PAYMENT AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------

          {82}  Principal Collections                                                  {82}       16,950,447.03
                                                                                            --------------------

          {83}  End of Period Aggregate Receivables Balance                            {83}      912,011,301.60
                                                                                            --------------------

          {84}  Required O/C Margin (as Specified in Trust Indenture)                  {84}       18,240,226.03
                                                                                            --------------------
          {85}  Required Maximum Ending Aggregate Class A Principal Balance
                (line {83} - {84})                                                     {85}      893,771,075.57
                                                                                            --------------------

          {86}  Class A Aggregate Oustanding Principal Balance (Start of Period)       {86}      850,000,000.00
                                                                                            --------------------
                Less:
          {87}  Allocable to Class A Notes (line {82} X 91.5%)                         {87}       15,509,659.03
                                                                                            --------------------

          {88}  Preliminary Class A Ending Balance                                     {88}      834,490,340.97
                                                                                            --------------------
          {89}  Payment Amount Necessary to Reduce Class A Balance to Required
                Level (line {88} - {85})                                               {89}                0.00
                                                                                            --------------------

                                                                                                                --------------------
          {90}  Class A Principal Payment Amount (line {87} + {89})                    {90}                           15,509,659.03
                                                                                                                --------------------

                                                                                                                --------------------
          {91}  Class B Principal Payment Amount (line {82} X 6.5%)                    {91}                            1,101,779.06
                                                                                                                --------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Report as dated above.






                              OFFICERS' CERTIFICATE

                       The undersigned hereby certifies that ( i ) he or she
                is an Authorized Officer of Captial One Auto Finance ( the "Servicer" ), and ( ii ) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section
                2.02 ( c ) of the Servicing Agreement ( the "Servicing Agreement" ) dated as of July 26, 2001 by and among Captial One Auto Finance Trust 2001-A, as the Issuer, Wells Fargo Bank Minnesota, National Association, Trustee, and the Servicer.


                CAPITAL ONE AUTO FINANCE



                Capital One Auto Finance, as Servicer


                By:
                                         ---------------
                Name:                    Stuart Levy
                Title:                   Manager of Global Trust Reporting
                Date:                    09/17/01

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2001-A
                       Class A-1 3.75 % Asset Backed Notes
                       Class A-2 4.14 % Asset Backed Notes
                       Class A-3 4.83 % Asset Backed Notes
                       Class A-4 5.40 % Asset Backed Notes
                        Class B 7.92 % Asset Backed Notes

---------------------------------------------------
MONTHLY PERIOD BEGINNING:                  7/26/01
MONTHLY PERIOD ENDING:                     8/31/01
PREV. DISTRIBUTION/CLOSE DATE:
DISTRIBUTION DATE:                         9/17/01
DAYS OF INTEREST FOR PERIOD:                    53
DAYS IN COLLECTION PERIOD:                      37
MONTHS SEASONED:                                 1
---------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
I.         MONTHLY PERIOD NOTE BALANCE CALCULATION:                             CLASS A-1         CLASS A-2         CLASS A-3
                                                                                ---------         ---------         ---------
      {1}  Original Note Balance                                          {1}  $126,500,000      $234,500,000      $241,500,000
---------------------------------------------------------------------------------------------------------------------------------

      {2}  Beginning of period Note Balance                               {2}  $126,500,000      $234,500,000      $241,500,000

      {3}  End of period Note Balance                                     {3}  $110,990,341      $234,500,000      $241,500,000
                                                                             ====================================================


      {4}  Note Pool Factors {3} / {1}                                    {4}         0.877             1.000             1.000
                                                                             ====================================================

--------------------------------------------------------------------------    ---------------------------------------------------
I.         MONTHLY PERIOD NOTE BALANCE CALCULATION:                             CLASS A-4           CLASS B            TOTAL
                                                                                ---------           -------            -----
      {1}  Original Note Balance                                          {1}  $247,500,000       $60,382,514       $910,382,514
----------------------------------------------------------------------------- ---------------------------------------------------

      {2}  Beginning of period Note Balance                               {2}  $247,500,000       $60,382,514       $910,382,514

      {3}  End of period Note Balance                                     {3}  $247,500,000       $51,694,446       $886,184,787
                                                                              ===================================================


      {4}  Note Pool Factors {3} / {1}                                    {4}         1.000             0.856              0.973
                                                                              ===================================================

---------------------------------------------------------------------------------------------------------------------------------
II.        MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
---------------------------------------------------------------------------------------------------------------------------------

                                                                                           --------------------------------------
                                                                                                   CUMULATIVE             PERIOD
                                                                                           --------------------------------------
      {5}  Beginning number of Receivables                                              {5}            52,772             52,772
      {6}  Number of Subsequent Receivables Purchased                                   {6}             6,974              6,974
      {7}  Number of Receivables Defaulted during period                                {7}                 1                  1
      {8}  Number of Receivables becoming Purchased Receivables during period           {8}                58                 58
      {9}  Number of Receivables paid off during period                                 {9}               397                397
                                                                                           ------------------- -----------------
     {10}  Ending number of Receivables                                                {10}            59,290             59,290
                                                                                           --------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
III.       STATISTICAL DATA:  (CURRENT AND HISTORICAL)
---------------------------------------------------------------------------------------------------------------------------------

                                                                        ---------------------------------------------------------
                                                                                   ORIGINAL       PREV. MONTH            CURRENT
                                                                        ---------------------------------------------------------
     {11}  Weighted Average APR of the Receivables                  {11}              17.37%                               17.40%
     {12}  Weighted Average Remaining Term of the Receivables       {12}              61.22                                60.51
     {13}  Weighted Average Original Term of Receivables            {13}              64.74             64.74              64.74
     {14}  Average Receivable Balance                               {14}            $15,549                              $15,382
                                                                        ---------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
IV.        DELINQUENCY:
---------------------------------------------------------------------------------------------------------------------------------

                                                                        ---------------------------------------------------------
Receivables with Scheduled Payment delinquent
                                                                                UNITS           DOLLARS         PERCENTAGE
                                                                        ---------------------------------------------------------
     {15}  31-60 days                                               {15}              1,516        22,791,020              2.80%
     {16}  61-90 days                                               {16}                139         2,012,638              0.25%
     {17}  91-120 days                                              {17}                  1            18,800              0.00%
                                                                        ---------------------------------------------------------
     {18}  Receivables with Scheduled Payment delinquent more than
             60 days at end of period                               {18}                140        $2,031,438              0.25%
                                                                        ---------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
V.         PERFORMANCE TESTS:
---------------------------------------------------------------------------------------------------------------------------------

DELINQUENCY RATIO
     {19}  Receivables with Scheduled Payment delinquent more than
             60 days at end of period ( line {18})                                     {19}        $2,031,438
                                                                                           -------------------
     {20}  Beginning of period Principal Balance                                       {20}       815,094,313
                                                                                           -------------------

     {21}  Delinquency Ratio {16} + {17} divided by {20}                               {21}                                0.25%
                                                                                                             --------------------
     {22}  Previous Monthly Period Delinquency Ratio                                   {22}
                                                                                                             --------------------
     {23}  Second previous Monthly Period Delinquency Ratio                            {23}
                                                                                                             --------------------

     {24}  Average Delinquency Ratio ({21} + {22} + {23}) / 3                          {24}                                0.25%
                                                                                                             --------------------

           ----------------------------------------------------------------------------------------------------------------------
           Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency Ratio
             is less than or equal to 3% months 1-12, 4% months 13-24 and 5% thereafter)                            Yes
           Complaince with Insurance Agreement Event of Default? (Average Delinquency Ratio
             is less than or equal to 4% months 1-12, 5% months 13-24 and 6% thereafter)                            Yes
           ----------------------------------------------------------------------------------------------------------------------


CUMULATIVE NET CHARGE-OFF RATE
     {25}  Net Losses since Initial Cut-off Date (Beginning of Period)                 {25}                                    0
                                                                                                             --------------------
     {26}      Receivables becoming Defaulted Receivables during period                {26}           $19,610
                                                                                           -------------------
     {27}      Cram Down Losses and other non-cash Adjustments occurring during period {27}                36
                                                                                           -------------------
     {28}      Liquidation Proceeds collected during period                            {28}            12,440
                                                                                           -------------------
     {29}      Recoveries on Defaulted Receivables during period                       {29}                 0
                                                                                           -------------------
     {30}      Net Losses during period {26} - {27} - {28} - {29}                      {30}             7,135
                                                                                           -------------------
     {31}  Net Losses since Initial Cut-off Date (End of Period)                       {31}                                7,135
                                                                                                             --------------------
     {32}  Cumulative Net Loss Rate ({31}) / {Original Aggregate Principal Balance}    {32}                                0.00%
                                                                                                             --------------------

           ----------------------------------------------------------------------------------------------------------------------
           Compliance with Accelerated Reserve Fund Trigger?
             Cumulative Net Loss Rate is less than or equal to:    N/A                                               Yes
           Compliance with Insurance Agreement Event of Default?
             Cumulative Net Loss Rate is less than or equal to:    N/A                                               Yes
           ----------------------------------------------------------------------------------------------------------------------


EXTENSION RATE
     {33}  Number of Receivables extended during current period                        {33}               285
                                                                                           -------------------
     {34}  Beginning of Period Loans Outstanding                                       {34}            52,772
                                                                                           -------------------
     {35}  Extension Rate {33} divided by {34}                                         {35}                                0.54%
                                                                                                             --------------------
     {36}  Previous Monthly Extension Rate                                             {36}
                                                                                                             --------------------
     {37}  Second previous Monthly Extension Rate                                      {37}
                                                                                                             --------------------

     {38}  Average Extension Rate ({35} +{36} +{37}) / 3                               {38}                                0.54%
                                                                                                             --------------------

           ----------------------------------------------------------------------------------------------------------------------
           Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)                               Yes
           ----------------------------------------------------------------------------------------------------------------------
